                                                                     Exhibit 7.1
                                                                     -----------

                             JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons names below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Scios Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this agreement as of the 29th day of August, 2000.


Date:  August 29, 2000                  /s/ Randal J. Kirk
                                        -------------------------------
                                        Randal J. Kirk


Date:  August 29, 2000                  RJK, L.L.C.


                                        By:   /s/ Randal J. Kirk
                                              -------------------------
                                              Randal J. Kirk
                                              Manager


Date:  August 29, 2000                  KIRKFIELD, L.L.C.


                                        By:   /s/ Randal J. Kirk
                                              -------------------------
                                              Randal J. Kirk
                                              Manager


Date:  August 29, 2000                  THE KIRK FAMILY INVESTMENT PLAN


                                        By:   /s/ Randal J. Kirk
                                              -------------------------
                                              Randal J. Kirk, individually and
                                              as attorney-in-fact for each of
                                              Donna P. Kirk, Julian P.Kirk,
                                              Martin G. Kirk and Kellie Leigh
                                              Banks


                              Page 12 of 13 Pages
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Date:  August 29, 2000                  R.J. KIRK TRUST UNDER DECLARATION OF
                                        TRUST DATED MARCH 29, 2000


                                        By:   /s/ Randal J. Kirk
                                              -------------------------
                                              Randal J. Kirk
                                              Trustee


                              Page 13 of 13 Pages